Exhibit 99.1

FOR IMMEDIATE RELEASE Leap Contacts: Greg Lund, Media Relations 858-882-9105 glund@leapwireless.com Jeanie Herbert, Investor Relations 858-882-6084 jherbert@leapwireless.com
Leap Announces Proposed Private Placement of Debt Securities
SAN DIEGO — May 30, 2007 —Leap Wireless International, Inc. [NASDAQ:LEAP] today announced that its operating subsidiary, Cricket Communications, Inc., is considering selling, subject to market and other conditions, debt securities through a private placement. Net proceeds from any such offering will be used for general corporate purposes, including the build-out of new markets.
The debt securities will be offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act and outside the United States pursuant to Regulation S under the Securities Act. The debt securities will not be registered under the Securities Act and may not be offered or sold in the United States without registration or an applicable exemption from the registration requirements.
This press release is neither an offer to sell nor the solicitation of an offer to buy the debt or any other securities and shall not constitute an offer, solicitation or sale in any jurisdiction in which, or to any persons to whom, such an offer, solicitation or sale is unlawful. Any offers of the debt securities will be made only by means of a private offering memorandum. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements reflect management’s current expectations based on currently available operating, financial and competitive information, but are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those anticipated in or implied by the forward-looking statements. Our forward-looking statements are generally identified with words such as “believe,” “intend,” “plan,” “could,” and similar expressions. Risks, uncertainties and assumptions that could affect our forward-looking statements include, among other things:
•	general conditions in the markets for corporate debt securities, and the demand for our debt securities in such markets;
•	our ability to attract and retain customers in an extremely competitive marketplace;

Leap Announces Proposed Private Placement of Debt Securities
•	changes in economic conditions that could adversely affect the market for wireless services;
•	the impact of competitors’ initiatives;
•	our ability to successfully implement product offerings and execute market expansion plans;
•	delays in our market expansion plans resulting from any difficulties in funding such expansion through cash from operations, our credit facility or additional capital, delays in the availability of network equipment and handsets for the AWS spectrum we acquired in Auction #66, or delays by existing U.S. Government and other private sector wireless operations in clearing the AWS spectrum, some of which users are permitted to continue using the spectrum for several years;
•	our ability to attract, motivate and retain an experienced workforce;
•	our ability to comply with the covenants in our senior secured credit facilities, indenture and any future credit agreement, indenture or similar instrument;
•	failure of our network or information technology systems to perform according to expectations; and
•	other factors detailed in the section entitled “Risk Factors” included in our periodic reports filed with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2006 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2007.
All forward-looking statements included in this news release should be considered in the context of these risks. We undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Investors and prospective investors are cautioned not to place undue reliance on our forward-looking statements.
Leap is a U.S. registered trademark and the Leap logo is a trademark of Leap. Cricket is a U.S. registered trademark of Cricket.
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